Exhibit 99.2

Exhibit 99.2 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V24116-S74996 1. To approve and adopt the merger agreement and the transactions contemplated thereby. IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF. 2. To approve, on an advisory (non-binding) basis, specified compensation that may be received by Crestwood Equity Partners LP’s named executive officers in connection with the merger. 3. To approve any adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the merger proposal. For Against Abstain ! ! ! ! ! ! ! ! ! CRESTWOOD EQUITY PARTNERS LP THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” PROPOSAL NOS. 1, 2 AND 3. PROPOSALS: CRESTWOOD EQUITY PARTNERS LP 700 LOUISIANA STREET, SUITE 2060 HOUSTON, TEXAS 77002 UNITED STATES Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/CEQP2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on . Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement/Prospectus is available at www.proxyvote.com. V24117-S74996 FOR THE SPECIAL MEETING OF UNITHOLDERS OF CRESTWOOD EQUITY PARTNERS LP , THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Robert T. Halpin, Joel C. Lambert and Michael K. Post (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the units representing limited partnership interests (the “Units”) of Crestwood Equity Partners LP (“the Partnership”) that the undersigned is entitled to vote at the Special Meeting of Unitholders of the Partnership to be held at a.m. Central Time on , 2023, as a virtual meeting at www.virtualshareholdermeeting.com/CEQP2023SM, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. Such Units will be voted as indicated on the reverse side hereof or, if no direction is given, the Units will be voted in accordance with the recommendation of the Board of Directors. In their discretion, the Proxies are authorized to vote upon such other matters that may properly come before the special meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE UNITS REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3 IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.